SUPPLEMENT DATED MAY 2, 2011

TO PROSPECTUS DATED MAY 1, 2008
FOR SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement contains information about the Sun Capital Global Real Estate Fund.

Effective May 1, 2011, our affiliate Massachusetts Financial Services Company became the sub-adviser to the Sun Capital Global Real Estate Fund (the “Fund”). Sun Capital Advisers LLC, our affiliate, continues to be the investment adviser to the Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Sun Life Corporate VUL 5/2011